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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT OF SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         March 7, 2001 (March 2, 2001)
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                 Date of Report (Date of earliest event reported)



                          ACCESS ANYTIME BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                            0-28893             85-0444597
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(State or other jurisdiction        (Commission         (IRS Employer
          of incorporation)         File Number)        Identification No)


                                801 Pile Street
                            Clovis, New Mexico 88101
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                    (Address of principal Executive offices)


                                 (505) 762-4417
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               (Registrant's telephone number, including area code)


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           (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountant

As reported in the Company's Form 10-KSB for the fiscal year ended December 31, 2000 ("2000 Form 10-KSB") filed on March 2, 2001, on January 31, 2001, the Company notified its certifying accountants, Robinson Burdette Martin Seright & Burrows L.L.P. ("RBMSB"), that the client-auditor relationship between the Company and RBMSB would be terminated effective with the completion of the 2000 financial audit. Additionally, the Company announced its new certifying accountants, KPMG LLP ("KPMG"), to serve as independent accountants for fiscal year 2001, subject to KPMG's client approval process. The decision to change accountants was recommended by the Audit Committee and approved by the Board of Directors on January 25, 2001, and will be submitted for ratification at the Company's annual stockholders' meeting on April 26, 2001. The Company's relationship with RBMSB was terminated effective upon the release of RBMSB's report on the Company's year 2000 financial statements and the filing of the Company's 2000 Form 10-KSB on March 2, 2001.

The last report on the financial statements prepared by RBMSB was for the year ended December 31, 2000. In connection with the audits of the Company's financial statements during the years ended December 31, 2000 and December 31, 1999, there were no disagreements between the Company and RBMSB on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of RBMSB, would have caused RBMSB to make reference to the matter in their reports.

In accordance with the rules of the Commission, the Company provided RBMSB a copy of the disclosures filed with the Commission and requested RBMSB to furnish the Company with a letter addressed to the Commission stating whether or not RBMSB agreed with the statements made by the Company, and if not, stating the respects in which it did not agree. A copy of the letter is attached as Exhibit 16.1 to this Form 8-K.

During the last two fiscal years, the Company did not consult KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 7.  Financial Statements and Exhibits

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                        ACCESS ANYTIME BANCORP, INC.

DATE:   MARCH 7, 2001
                                        BY: /s/ NORMAN R. CORZINE
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                                        NORMAN R. CORZINE, CHAIRMAN OF THE BOARD
                                        AND CHIEF EXECUTIVE OFFICER
                                        (DULY AUTHORIZED REPRESENTATIVE)


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